Exhibit 99 to Form 4 filed on behalf of Edward M.
Muller for Transaction Date 10/1/07

Price 	 Shares

 $23.60  1300

 $23.70  150

 $23.95  1919

 $23.96  81

 $24.00  100

 $24.15  4124

 $24.17  150

 $24.18  299

 $24.20  1332

 $24.30  2713

 $24.35  400

 $24.40  750

 $24.50  632

 $24.55  50

 $24.60  800

 $24.69 200